Long-Term Debt	9 Months Ended
Sep. 30, 2016
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

	September 30, 2016	December 31, 2015
	$	$
U.S. Dollar-denominated Revolving Credit Facilities due from 2016 to 2018	390,583	329,222
U.S. Dollar-denominated Term Loans due from 2018 to 2026	1,023,153	1,150,436
Norwegian Kroner-denominated Bonds due from 2017 to 2020	325,627	294,016
Euro-denominated Term Loans due from 2018 to 2023	238,652	241,798
Total principal	1,978,015	2,015,472
Unamortized discount and debt issuance costs	(11,818)	(16,263)
Total debt	1,966,197	1,999,209
Less current portion	(168,927)	(197,197)
Long-term debt	1,797,270	1,802,012

As at September 30, 2016, the Partnership had three revolving credit facilities available of which two credit facilities are long-term and one is current. The three credit facilities, as at such date, provided for borrowings of up to $438.0 million, of which $47.4 million was undrawn. Interest payments are based on LIBOR plus margins, which ranged from 0.55% to 1.50%. In November 2016, the Partnership refinanced its $150.0 million revolving credit facility maturing in 2016 with a new $170.0 million revolving credit facility maturing in November 2017. The amount available under the three revolving credit facilities, including the impact of the refinancing completed in November 2016, reduces by $6.1 million (remainder of 2016), $178.2 million (2017) and $253.7 million (2018). The revolving credit facilities may be used by the Partnership to fund general partnership purposes and to fund cash distributions. The Partnership is required to repay all borrowings used to fund cash distributions within 12 months of their being drawn, from a source other than further borrowings. One of the revolving credit facilities is unsecured while the other two revolving credit facilities are collateralized by first-priority mortgages granted on four of the Partnership’s vessels, together with other related securities, and include a guarantee from the Partnership or its subsidiaries of all outstanding amounts.

As at September 30, 2016, the Partnership had six U.S. Dollar-denominated term loans outstanding which totaled $1.0 billion in aggregate principal amount. Interest payments on the term loans are based on LIBOR plus a margin, which ranged from 0.30% to 2.80% The six term loans require quarterly interest and principal payments and have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 15 of the Partnership’s vessels to which the loans relate, together with certain other related securities. In addition, at September 30, 2016, all of the outstanding term loans were guaranteed by either the Partnership or Teekay Nakilat Corporation (or the Teekay Nakilat Joint Venture).

The Partnership previously issued in the Norwegian bond market a total of Norwegian Kroner (or NOK) 2.6 billion of senior unsecured bonds that mature through 2020. As at September 30, 2016, the total amount of the bonds was $325.6 million and the bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin, which ranges from 3.70% to 5.25%. The Partnership entered into cross-currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.92% to 6.88% (see Note 10) and the transfer of principal fixed at $409.0 million upon maturity in exchange for NOK 2.6 billion. In October 2016, the Partnership issued NOK 900 million unsecured bonds that mature in October 2021 and is equivalent to approximately $110 million. In connection with the new bond issuance, the Partnership repurchased a portion of the Partnership's NOK bonds maturing in May 2017, at a price equal to 101.50% of the principal amount of the repurchased bond of NOK 292 million ($36.5 million) for a total purchase price of NOK 296 million (see Note 15c).

The Partnership has two Euro-denominated term loans outstanding, which as at September 30, 2016, totaled 212.4 million Euros ($238.7 million). Interest payments are based on EURIBOR plus margins, which ranged from 0.60% to 2.25% as at September 30, 2016, and the loans require monthly interest and principal payments. The term loans have varying maturities through 2023. The term loans are collateralized by first-priority mortgages on two vessels to which the loans relate, together with certain other related securities and are guaranteed by the Partnership and one of its subsidiaries.

The weighted-average effective interest rate for the Partnership’s long-term debt outstanding at September 30, 2016 and December 31, 2015 were 2.64% and 2.33%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 10). At September 30, 2016, the margins on the Partnership’s outstanding revolving credit facilities and term loans ranged from 0.30% to 2.80%.

All Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s NOK-denominated bonds, the Partnership’s Euro-denominated term loans and restricted cash, and the change in the valuation of the Partnership’s cross-currency swaps, the Partnership incurred foreign exchange gains (losses) of $0.5 million and $(8.2) million for the three months ended September 30, 2016 and 2015, respectively, and foreign exchange(losses) gains $(10.1) million and $8.2 million for the nine months ended September 30, 2016 and 2015, respectively, of which these amounts were primarily unrealized.

The aggregate annual long-term debt principal repayments required subsequent to September 30, 2016, including the impact of the NOK bond refinancing completed in October 2016 and the revolving credit facility refinancing completed in November 2016, are $25.1 million (remainder of 2016), $319.8 million (2017), $781.5 million (2018), $95.9 million (2019), $188.2 million (2020) and $567.5 million (thereafter).

The Partnership and a subsidiary of Teekay Corporation are borrowers under a loan arrangement and are jointly and severally liable for the obligations to the lender. Obligations resulting from long-term debt joint and several liability arrangements are measured at the sum of the amount the Partnership agreed to pay, on the basis of its arrangement with the co-obligor, and any additional amount the Partnership expects to pay on behalf of the co-obligor. This loan arrangement matures in 2021, and as of September 30, 2016 had an outstanding balance of $79.9 million, of which the Partnership’s share was nil as the Partnership repaid its share of the loan balance during 2016. Teekay Corporation has agreed to indemnify the Partnership in respect of any losses and expenses arising from any breach by the co-obligor of the terms and conditions of the loan facility.

Certain loan agreements require that (a) the Partnership maintains minimum levels of tangible net worth and aggregate liquidity, (b) the Partnership maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Partnership not exceed a maximum amount of leverage, and (d) certain of the Partnership’s subsidiaries maintains restricted cash deposits. As at September 30, 2016, the Partnership had two facilities with an aggregate outstanding loan balance of $133.0 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios ranging from 110% to 115%, which as at September 30, 2016 ranged from 128% to 209%. The vessel values were determined using second-hand market comparables or using a depreciated replacement cost approach. Since vessel values can be volatile, the Partnership’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Partnership sold any of the vessels. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership's subsidiaries are in default under their term loans or revolving credit facilities. As at September 30, 2016, the Partnership was in compliance with all covenants relating to the Partnership’s credit facilities and term loans.

The Partnership maintains restricted cash deposits relating to certain term loans, collateral for cross-currency swaps, project tenders, leasing arrangements (see Note 11b) and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs, which cash totaled $100.2 million and $111.5 million as at September 30, 2016 and December 31, 2015, respectively.